GABELLI EQUITY SERIES FUNDS, INC.

Supplement dated January 3, 2022

to

The Gabelli Focused Growth and Income Fund Summary Prospectus dated January 28, 2021

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated January 28, 2021, of The Gabelli Focused Growth and Income Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc. Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

Closing of Class C Shares

The Fund has determined to close its Class C shares to new investors.

Effective January 3, 2022, (the “Effective Date”) the Fund’s Class C shares will be “closed to purchases from new investors.” “Closed to purchases from new investors” means neither new investors nor existing shareholders may purchase any additional Class C shares after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Summary Prospectus.

Please refer to the Fund’s statutory prospectus for additional information about share class conversions and exchanges among funds managed by the Adviser or its affiliates.

STOCKHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE